Exhibit 10.2

New Era Helium Corp.

4501 Santa Rosa Drive,

Midland, TX 79707

May 30, 2024

Roth CH Acquisition V Co.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

Attention: Byron Roth

Re: IDR Marketing Inc.

Ladies and Gentlemen:

On January 3, 2024, Roth CH Acquisition V Co., a Delaware corporation (“ROCL”), entered into a Business Combination Agreement and Plan of Reorganization, by and among ROCL, Roth CH V Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ROCL (“Merger Sub”), and New Era Helium Corp., a Nevada corporation (“NEH”), pursuant to which, among other things, Merger Sub will merge with and into NEH, with NEH surviving as a wholly-owned subsidiary of ROCL (the “Business Combination”). Upon the closing of the Business Combination, subject to approval by ROCL’s stockholders and other customary closing conditions, the combined company will be named “New Era Helium Inc.”

On May 21, 2024, ROCL entered into that certain Financial Marketing Services Agreement (the “FMSA”), between ROCL and IDR Marketing, Inc., a California Corporation (“IDR”), pursuant to which IDR will provide certain strategic media, marketing, communications and data analytics services with respect to the Business Combination for the mutual benefit of ROCL and NEH. A copy of the FMSA is attached hereto as Exhibit A.

In order to induce ROCL to enter into and perform the FMSA, and in recognition of the benefit that the consummation of the Business Combination will confer upon NEH, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with ROCL that all invoices from IDR with respect to the FMSA shall be paid by NEH in accordance with the terms of the FMSA.

After reviewing this letter agreement, please confirm that it is in accordance with your understanding and effective by signing and returning to us the enclosed copy.

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Very truly yours,

NEW ERA HELIUM CORP.

By:	/s/ E. Will Gray
E. Will Gray, II
Chief Executive Officer

Accepted and agreed as of the date set forth above:

ROTH CH ACQUISITION V CO.

By:	/s/ Byron Roth
Byron Roth
Co-Chief Executive Officer